UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21884

Oppenheimer Rochester Virginia Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 9/30/2013

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	-12.50%	-16.66%	-3.15%

1-Year	-11.22	-15.44	-2.21

5-Year	5.08	4.07	5.98

Since Inception (7/18/06)	0.41	-0.27	4.68

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

During a reporting period characterized by rising yields, this Fund produced a tax-free distribution yield of 6.11% at net asset value (NAV), outperforming the average in its Lipper category and trailing only the Y shares of this Fund. Investor confidence weakened in the aftermath of the Federal Reserve’s June testimony about the potential for future adjustments to its $85 billion-a-month purchasing initiative. As a result, net asset values in the industry and in this Fund dropped sharply, and total returns followed suit. For the reporting period ended September 30, 2013, the 6-month total return was -12.50% (without sales charge).

MARKET OVERVIEW

Despite the sluggishness of the U.S. economy throughout this reporting period, many investors grew increasingly concerned about the potential impact of any change to the Federal Reserve’s policy of quantitative easing.

In June, for example, the Fed announced that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain between zero and 0.25%. The market reaction was a sharp sell-off by fixed-income investors, many of whom believed that a policy change was imminent.

By the time Fed Chairman Ben S. Bernanke and other Fed officials tried to correct the market’s interpretation of what had been communicated, prices of municipal bonds had fallen and bond fund outflows worsened. As a result, yields rose, effectively turning the investors’ fears about future interest rates into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	6.11%

Dividend Yield with sales charge	5.82

Standardized Yield	7.28

Taxable Equivalent Yield	13.66

Last distribution (9/24/13)	$0.043

Total distributions (4/1/13 to 9/30/13)	$0.253

Endnotes for this discussion begin on page 13 of this report

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into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of September 30, 2013, the average yield on 30-year, AAA-rated muni bonds was 4.26%, up 107 basis points from March 28, 2013, the last business day of the Fund’s fiscal year. On September 30, 2013, the average yield on 10-year, AAA-rated muni bonds was 2.70%, up 74 basis points from the March 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.30%, up 10 basis points from the March 2013 date.

The potential for tapering and changes to the Fed Funds rate were not the only topics emanating from Washington, D.C., at the end of this reporting period. The executive and legislative branches were enmeshed in a partisan debate over the federal budget and, as the reporting period ended, a shutdown of the federal government began.

Additionally, speculation about who would succeed Fed Chairman Ben S. Bernanke was widespread. Many news reports sought to discern how policies might change under new leadership. While Lawrence Summers was seen as the early front runner, he withdrew from consideration in mid-September. Janet Yellen became the front runner thereafter.

Midway through this reporting period, the Commonwealth of Virginia’s fiscal year ended, this time with a $585 million budget surplus. The surplus – the commonwealth’s largest since 2005 – represented positive news amid months of investigation into various issues related to Gov. Bob McDonnell’s personal and political life. In August, the governor announced that Virginia expects its rainy-day fund to top $1 billion by 2016.

The commonwealth was one of the hardest hit by the Pentagon furloughs that were the result of sequestration, the federal government’s automatic spending cuts. An estimated 72,000 civilian employees of the Department of Defense lost 11 days of pay, or a total of $237 million in lost wages. At the end of the reporting period, fears of a partial government shutdown loomed and an estimated 800,000 federal workers faced another furlough.

4        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

As of September 30, 2013, Virginia’s general obligation (G.O.) debt was rated Aaa by Moody’s Investors Service and AAA by Standard & Poor’s and Fitch Ratings.

Elsewhere in the country, in a move that was widely anticipated, Detroit filed for bankruptcy. This was just the latest development for the 18th largest U.S. city, which has had well documented fiscal problems for nearly a decade.

It is important to note that not all issues that include the word “Detroit” are affected by the city’s bankruptcy filing. Further, it often takes years for a municipality to emerge from bankruptcy; it is way too early for anyone to know with any degree of certainty how different creditors will be treated, and any long-term implications of Detroit’s filing will depend on how the bankruptcy judge ultimately rules.

The Rochester team has been monitoring the fiscal conditions in the Motor City for years and will continue to do so. Media coverage about Detroit’s filing and about Puerto Rico debt contributed to market volatility in the latter half of this reporting period; details about this Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

As often happens, the muni market responded more quickly to “negative” news than to “positive” news this reporting period. Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

The average distribution yield at NAV in Lipper’s Virginia Municipal Debt Funds category was 3.62% at the end of this reporting period. At 6.11%, the distribution yield at NAV for this Fund’s Class A shares was 249 basis points higher than the category average.

FUND PEFORMANCE

Oppenheimer Rochester Virginia Municipal Fund held nearly 170 securities as of September 30, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A distribution yield of 6.11% at net asset value as of September 30, 2013, was 249 basis points higher than the average in Lipper’s Virginia Municipal Debt Funds category, which was 3.62%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 13.66%, based on the Fund’s standardized yield as of September 30, 2013, and the current federal and Virginia income tax rates.

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Refundings were a common occurrence during this reporting period and led to increased dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these types of transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive yields.

Refundings tend to become less popular in higher-rate environments, as the savings on debt service payments may not be sufficient to justify the process’s costs. However, when interest rates are low, as they were for most of this reporting period, refundings generally put dividends of longer-term funds under pressure.

Despite the market conditions, the dividend of the Fund increased to 4.3 cents per Class A share beginning with the September 2013 payout, from 4.2 cents per Class A share at the outset of the reporting period. In all, the Fund distributed 25.3 cents per share this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 41.0% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities

6        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Nearly all of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 10.0% of the Fund’s total assets this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods.

Since his inauguration, first-time governor Alejandro Garcia Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño. We have been impressed by the current governor’s focus on the economy. Already he has strengthened the island’s balance sheet, right-sized the government, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

7        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

All three national credit ratings agencies maintained investment-grade ratings for the Commonwealth’s G.O. debt this reporting period. S&P and Fitch both maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds as well.

In the latter months of this reporting period, however, Puerto Rico debt became the subject of a variety of critical reports. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession, and failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize G.O. debt-service payments. These reports led to increased pricing pressure.

Over the years, investors should note, Puerto Rico has demonstrated its ability and its willingness to honor its debt obligations; according to the Government Development Bank of Puerto Rico, “In the history of the Commonwealth of Puerto Rico, its public corporations and political subdivisions, there has been no instance of default in the timely payment of principal of, or interest on, any publicly held debt.”

Long-term shareholders in this Fund and in many of our competitors’ funds have benefited from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 12.3% of the Fund’s total assets at the end of this reporting period.

Late in this reporting period, an arbitration panel that was seeking to resolve a long-standing dispute related to MSA payments issued a favorable ruling. At issue was whether the states and municipalities that signed the MSA (including Virginia) had “diligently enforced” its terms in 2003 and should therefore retain the disputed portion of the annual MSA proceeds known as the non-participating manufacturers adjustment. All of the states that had issued “tobacco bonds” and were in arbitration were found to have been compliant with the MSA’s terms and will receive millions of dollars apiece. These payments will further support the debt-service obligations on the “tobacco bonds” of these states. Well before the arbitration panel ruled, Virginia had signed a Memorandum of Understanding that settled the tobacco companies’ disputed payments. As a result Virginia received a portion of the disputed amounts through 2012. Nonetheless, this ruling represented good news for investors in “tobacco bonds,” including those issued by the Commonwealth of Virginia, and for this Fund’s shareholders. The market rallied after this ruling was announced.

8        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

We continue to like that “tobacco bonds” can provide tax-exempt income for investors and can benefit the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

G.O. debt backed by the full faith and taxing authority of state and local governments represented 11.3% of total assets at the end of this reporting period. The Fund’s holdings include bonds issued in Manassas, Virginia; Guam; the Northern Marianas, and the Commonwealth of Puerto Rico.

The Fund remained invested this reporting period in the Special Assessment sector, which includes land development (or “dirt”) bonds that help finance the infrastructure needs of new real estate development. As of September 30, 2013, the Special Assessment sector represented 10.3% of the Fund’s total assets.

Overall, we believe that the bonds in this sector have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of this sector.

During this reporting period, the Fund was invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. In a low-interest-rate environment, a fund’s investments in “inverse floaters” can help enhance a fund’s yield. Investors should note that rising rates in the short-term market serve to reduce the income that “inverse floaters” provide industry-wide. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because of the attractive yields they can produce under certain market conditions. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did

9        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities and may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30, 2013, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for under-valued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will help our funds deliver above-average yields (relative to peer funds). We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

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The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco-Master Settlement Agreement	12.3%
General Obligation	11.3
Special Assessment	10.3
Sales Tax Revenue	10.0
Highways/Commuter Facilities	10.0
Hospital/Healthcare	7.6
Adult Living Facilities	6.3
Municipal Leases	5.0
Higher Education	4.4
Single Family Housing	4.1

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Advisor- Rated	Total
AAA	5.7%	0.0%	5.7%
AA	13.6	0.0	13.6
A	10.9	0.0	10.9
BBB	29.9	14.1	44.0
BB or lower	13.5	12.3	25.8
Total	73.6%	26.4%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent, or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 9/30/13

	Without Sales Charge	With Sales Charge
Class A	6.11%	5.82%
Class B	5.44	N/A
Class C	5.46	N/A
Class Y	6.25	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/13

Class A	7.28%
Class B	6.89
Class C	6.88
Class Y	7.73

TAXABLE EQUIVALENT YIELDS

As of 9/30/13

Class A	13.66%
Class B	12.93
Class C	12.91
Class Y	14.50

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/13

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (ORVAX)	7/18/06	-12.50%	-11.22%	5.08%	0.41%
Class B (ORVBX)	7/18/06	-12.76	-11.81	4.31	-0.24
Class C (ORVCX)	7/18/06	-12.77	-11.82	4.31	-0.38
Class Y (ORVYX)	7/29/11	-12.44	-11.12	N/A	3.28

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/13

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (ORVAX)	7/18/06	-16.66%	-15.44%	4.07%	-0.27%
Class B (ORVBX)	7/18/06	-17.02	-16.01	3.99	-0.24
Class C (ORVCX)	7/18/06	-13.62	-12.66	4.31	-0.38
Class Y (ORVYX)	7/29/11	-12.44	-11.12	N/A	3.28

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.043 for the 28-day accrual period ended September 24, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 24, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0382, $0.0383 and $0.0440, respectively, for the 28-day accrual period ended September 24, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Virginia Municipal Debt Funds category is based on 35 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 combined federal and Virginia tax rate of 46.7%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

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Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During 6 Months Ended September 30, 2013
Class A	$ 1,000.00	$ 875.00	$ 4.15
Class B	1,000.00	872.40	7.68
Class C	1,000.00	872.30	7.68
Class Y	1,000.00	875.60	3.63

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.66	4.47
Class B	1,000.00	1,016.90	8.27
Class C	1,000.00	1,016.90	8.27
Class Y	1,000.00	1,021.21	3.91

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2013 are as follows:

Class	Expense Ratios
Class A	0.88%
Class B	1.63
Class C	1.63
Class Y	0.77

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2013 / Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—120.6%
District of Colombia—9.5%
$ 150,000	Metropolitan Washington D.C. Airport Authority[1]	5.375%	10/01/2029	$156,843

230,000	Metropolitan Washington D.C. Airport Authority[1]	5.000	10/01/2030	245,985

1,500,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)[1]	0.000[2]	10/01/2041	1,385,160

8,060,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	5.550[3]	10/01/2034	2,440,890

13,900,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)[1]	6.242[3]	10/01/2040	2,754,702

1,300,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	5.600[3]	10/01/2035	365,716

5,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	7.910[3]	10/01/2040	959,950

5,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road-Metrorail)[1]	0.000[2]	10/01/2044	3,965,500

80,000	Metropolitan Washington D.C. Airport Authority, Series A1	5.000	10/01/2035	80,370

				12,355,116

Virginia—63.2%
5,000	Alexandria, VA IDA (Alexandria Hospital)[1]	5.500	07/01/2014	5,022

5,000	Broadway, VA IDA (Bridgewater College)[1]	5.375	04/01/2033	5,000

265,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)[1]	5.500	07/15/2035	205,179

2,200,000	Celebrate, VA North Community Devel. Authority Special Assessment[4]	6.750	03/01/2034	1,418,098

1,000,000	Chesterfield County, VA EDA (Brandermill Woods)	5.125	01/01/2043	848,170

720,000	Chesterfield County, VA Health Center (Lucy Corr Village)	6.250	12/01/2038	497,131

25,000	Chesterfield, VA IDA (Winchester Greens)[1]	5.300	07/01/2024	25,030

45,000	Chesterfield, VA IDA (Winchester Greens)[1]	5.400	01/01/2031	46,007

2,365,000	Fairfax County, VA EDA Senior Living (Lewinsville Retirement Residence)[1]	5.250	03/01/2032	2,129,777

25,000	Fairfax County, VA IDA (IHS/IHSS/IAHSC/LHC Obligated Group)[1]	5.500	05/15/2035	26,586

11,025,000	Fairfax County, VA IDA (IHS/IHSS/IAHSC/LHC Obligated Group)[5]	5.500	05/15/2035	11,724,522

20,000	Fairfax County, VA IDA (IHS/IHSS/IAHSC/LHC Obligated Group)[1]	5.500	05/15/2029	20,668

5,000	Fairfax County, VA IDA (Inova Health System)[1]	5.000	08/15/2023	5,750

25,000	Fairfax County, VA Redevel. & Hsg. Authority (Grand View Apartments)[1]	5.450	08/01/2025	25,026

25,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor House)[1]	5.875	08/01/2027	25,027

70,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor II)[1]	5.500	05/01/2029	70,046

10,000	Fairfax County, VA Redevel. & Hsg. Authority (Hsg. For the Elderly)[1]	6.100	09/01/2026	10,015

1,250,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.800	03/01/2036	641,875

1,470,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.450	03/01/2036	754,404

18        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Virginia Continued
$ 1,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.125%	03/01/2036	$666,796

715,000	Fredericksburg, VA IDA (MdHS/MVH Obligated Group)[1]	5.125	06/15/2033	715,086

215,000	Fredericksburg, VA IDA (MdHS/MWH Obligated Group)[1]	5.250	06/15/2027	215,138

25,000	Hampton Roads, VA Regional Jail Authority (Regional Jail Facility)[1]	5.250	07/01/2023	25,948

210,000	Henrico County, VA EDA (Bon Secours Health Systems)[1]	5.250	11/01/2042	215,800

4,350,000	Henrico County, VA EDA (The Collegiate School)	5.250	04/15/2032	4,824,106

1,000,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050	03/01/2027	417,600

115,000	Loudoun County, VA IDA (Dulles Airport Marriott Hotel)[1]	7.125	09/01/2015	113,668

1,500,000	Manassas Park, VA Economic Devel. Authority[1]	6.000	07/15/2035	1,547,880

10,000	Manassas, VA GO	6.000	05/01/2014	10,094

100,000	New Port, VA CDA[1]	5.600	09/01/2036	61,085

300,000	Norfolk, VA EDA, Series A1	6.000	11/01/2036	247,992

815,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)[1]	6.125	01/01/2035	762,848

25,000	Norfolk, VA State University[1]	5.375	01/01/2018	25,072

520,000	Peninsula, VA Ports Authority (The Brinks Company)[1]	6.000	04/01/2033	522,798

250,000	Peninsula, VA Ports Authority Residential Care Facility (VBH)[1]	5.375	12/01/2026	222,800

1,000,000	Peninsula, VA Ports Authority Residential Care Facility (VBH/LMBRC Obligated Group)[1]	5.400	12/01/2033	839,280

1,500,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.350	09/01/2028	1,554,105

3,100,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450	09/01/2037	3,195,046

300,000	Prince William County, VA IDA (George Mason University Foundation)[1]	5.500	09/01/2031	319,377

100,000	Prince William County, VA IDA (Westminster Presbyterian Retirement Community)[1]	4.500	01/01/2014	99,360

680,000	Prince William County, VA IDA (Westminster Presbyterian Retirement Community)[1]	5.125	01/01/2026	519,296

30,000	Prince William County, VA IDA (Westminster Presbyterian Retirement Community)[1]	4.875	01/01/2020	25,361

1,100,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500	08/01/2028	1,122,715

1,000,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500	08/01/2038	1,006,620

3,110,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.150	09/01/2024	3,041,331

330,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.300	09/01/2031	308,263

1,940,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico-Richmond)[1]	5.000	08/01/2036	2,012,265

410,000	Suffolk, VA Redevel. & Hsg. Authority (Hope Village Apartments)[1]	5.600	02/01/2033	410,771

19        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Virginia Continued
$ 1,200,000	VA Celebrate South CDA Special Assessment[4]	6.250%	03/01/2037	$679,152

1,785,000	VA College Building Authority (Regent University)[1]	5.000	06/01/2026	1,801,743

4,000,000	VA College Building Authority (Regent University)[1]	5.000	06/01/2029	4,004,680

100,000	VA H2O Community Devel. Authority	5.200	09/01/2037	56,413

175,000	VA Hsg. Devel. Authority[1]	5.100	10/01/2035	176,591

2,000,000	VA Hsg. Devel. Authority	5.100	10/01/2038	2,046,380

1,000,000	VA Hsg. Devel. Authority (Rental Hsg.)[6]	5.250	10/01/2038	1,034,020

100,000	VA Hsg. Devel. Authority, Series A1	5.100	10/01/2035	100,909

1,600,000	VA Hsg. Devel. Authority, Series A1[1]	5.000	10/01/2026	1,645,728

1,435,000	VA Hsg. Devel. Authority, Series E1	6.375	01/01/2036	1,500,149

2,390,000	VA Hsg. Devel. Authority, Series E1	6.250	07/01/2031	2,603,427

20,000	VA Northern Health Center Commission Nursing Home (Birmingham Green)[1]	4.750	07/01/2020	20,050

20,000	VA Northern Health Center Commission Nursing Home (Birmingham Green)[1]	5.000	07/01/2028	20,045

35,000	VA Northern Transportation District (Virginia Railway Express)[1]	5.375	07/01/2014	35,391

170,000	VA Port Authority[1]	5.000	07/01/2036	167,938

35,000	VA Resources Authority Airports, Series B1	5.125	08/01/2027	35,088

1,845,000	VA Small Business Financing Authority (95 Express Lanes)[1]	5.000	01/01/2040	1,615,667

250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.500	04/01/2033	262,093

250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.750	04/01/2041	262,563

195,355,000	VA Tobacco Settlement Authority	10.821[3]	06/01/2047	3,989,149

4,015,000	VA Tobacco Settlement Authority[1]	5.000	06/01/2047	2,584,014

22,000,000	VA Tobacco Settlement Authority	4.869[3]	06/01/2047	333,520

10,000,000	VA Tobacco Settlement Financing Corp.[1]	5.200	06/01/2046	6,686,100

445,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.250	07/01/2019	496,193

280,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.750	07/01/2038	319,522

545,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.500	07/01/2029	618,090

3,900,000	Watkins Centre, VA Community Devel. Authority[1]	5.400	03/01/2020	3,800,901

1,853,000	White Oaks, VA Village Shops Community Devel. Authority Special Assessment[1]	5.300	03/01/2017	1,963,235

				82,390,585

U.S. Possessions—47.9%
200,000	Guam GO1	6.750	11/15/2029	209,766

900,000	Guam GO1	7.000	11/15/2039	950,661

35,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750	09/01/2031	37,170

750,000	Guam International Airport Authority	6.000	10/01/2034	773,317

350,000	Guam Power Authority, Series A	5.000	10/01/2027	377,751

125,000	Guam Power Authority, Series A	5.000	10/01/2030	129,866

25,000	Guam Power Authority, Series A	5.000	10/01/2034	24,026

125,000	Guam Power Authority, Series A	5.000	10/01/2023	142,584

1,965,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	1,481,885

20        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions Continued
$ 600,000	Northern Mariana Islands Commonwealth, Series A1	5.000%	06/01/2017	$581,502

3,425,000	Northern Mariana Islands Commonwealth, Series B1,6	5.000	10/01/2033	2,439,970

800,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	591,024

450,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125	07/01/2024	383,845

250,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000	07/01/2038	190,362

205,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.125	07/01/2037	141,425

2,270,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	1,968,203

43,050,000	Puerto Rico Children’s Trust Fund (TASC)	6.045[3]	05/15/2050	2,507,662

145,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	132,215

1,000,000	Puerto Rico Commonwealth GO1	6.500	07/01/2040	770,360

1,000,000	Puerto Rico Commonwealth GO1	6.000	07/01/2039	725,700

2,150,000	Puerto Rico Commonwealth GO1	5.750	07/01/2036	1,537,121

1,000,000	Puerto Rico Commonwealth GO1	6.000	07/01/2029	789,360

500,000	Puerto Rico Commonwealth GO1	5.750	07/01/2041	349,060

1,000,000	Puerto Rico Commonwealth GO	5.500	07/01/2039	677,730

2,565,000	Puerto Rico Commonwealth GO1	5.000	07/01/2041	1,705,674

1,195,000	Puerto Rico Commonwealth GO1	5.500	07/01/2021	1,086,697

1,000,000	Puerto Rico Commonwealth GO1	5.500	07/01/2026	759,690

1,000,000	Puerto Rico Commonwealth GO1	5.125	07/01/2031	716,380

2,600,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	2,022,670

170,000	Puerto Rico Commonwealth GO1	5.750	07/01/2038	120,249

1,000,000	Puerto Rico Commonwealth GO1	5.000	07/01/2035	812,560

240,000	Puerto Rico Commonwealth GO1	5.000	07/01/2034	165,067

580,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2028	437,053

200,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2029	150,184

225,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2031	168,919

210,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2030	157,498

350,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2027	264,666

1,000,000	Puerto Rico Electric Power Authority, Series SS1	5.000	07/01/2022	863,860

275,000	Puerto Rico Electric Power Authority, Series ZZ1	5.250	07/01/2026	211,261

250,000	Puerto Rico Highway & Transportation Authority[1]	5.300	07/01/2035	171,630

150,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2028	108,513

200,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2023	160,386

1,000,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2030	780,080

40,000	Puerto Rico Infrastructure[1]	5.000	07/01/2046	25,728

470,000	Puerto Rico Infrastructure[1]	6.000	12/15/2026	387,788

820,000	Puerto Rico Infrastructure	7.050[3]	07/01/2042	77,966

1,000,000	Puerto Rico Infrastructure	7.000[3]	07/01/2033	204,290

310,000	Puerto Rico Infrastructure	6.800[3]	07/01/2029	93,989

5,600,000	Puerto Rico Infrastructure	7.391[3]	07/01/2030	1,462,720

3,110,000	Puerto Rico Infrastructure	7.002[3]	07/01/2032	689,363

500,000	Puerto Rico Infrastructure	7.000[3]	07/01/2035	97,225

20,000	Puerto Rico Infrastructure (Mepsi Campus)[1,6]	5.600	10/01/2014	19,866

905,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	735,005

1,825,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	1,647,263

4,535,000	Puerto Rico Infrastructure Financing Authority	6.800[3]	07/01/2031	1,090,305

750,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	680,888

50,000	Puerto Rico ITEMECF (Galeria Tower San Patricio)[1]	7.100	04/01/2038	33,848

21        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions Continued
$ 2,585,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000%	07/01/2033	$2,489,303

250,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700	05/01/2024	233,985

100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2042	68,555

25,000	Puerto Rico ITEMECF (University Plaza)[1]	5.000	07/01/2021	21,997

2,000,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	1,823,340

500,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	433,160

1,515,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	1,207,819

250,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2031	195,267

1,000,000	Puerto Rico Public Buildings Authority[1]	5.375	07/01/2033	712,870

1,345,000	Puerto Rico Public Buildings Authority[1]	6.000	07/01/2041	963,450

250,000	Puerto Rico Public Finance Corp., Series B1	5.500	08/01/2031	179,388

1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375	08/01/2039	864,150

25,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	20,577

1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2042	785,500

3,650,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	3,181,924

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100[3]	08/01/2044	675,050

24,650,000	Puerto Rico Sales Tax Financing Corp., Series A	6.070[3]	08/01/2054	1,691,730

13,950,000	Puerto Rico Sales Tax Financing Corp., Series A	7.287[3]	08/01/2056	837,419

1,000,000	Puerto Rico Sales Tax Financing Corp., Series B1	6.000	08/01/2026	824,650

8,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750	08/01/2057	7,080,000

355,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000	08/01/2042	289,620

250,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000[2]	08/01/2032	186,175

500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.250	10/01/2029	504,370

300,000	V.I. Water & Power Authority[1]	5.500	07/01/2017	300,660

1,250,000	V.I. Water & Power Authority, Series A1	5.000	07/01/2031	1,086,138

				62,678,943

Total Investments, at Value (Cost $180,024,965)—120.6%				157,424,644

Liabilities in Excess of Other Assets—(20.6)				(26,874,348)

Net Assets—100.0%				$130,550,296

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2013. See Note 1 of the accompanying Notes.

22        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Footnotes to Statement of Investments Continued

To simplify the listings of securities, abbreviations are used per the table below:

CDA	Communities Devel. Authority
EDA	Economic Devel. Authority
GO	General Obligation
IAHSC	Iovana Alexandria Health Services Corp.
IDA	Industrial Devel. Agency
IHS	Inova Health System
IHSS	Inova Health System Services
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LHC	Loudoun Healthcare
LMBRC	Lakewood Manor Baptist Retirement Community
MdHS	Medicorp Health System
MVH	Muncy Valley Hospital
MWH	Mary Washington Hospital
ROLs	Reset Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
VBH	Virginia Baptist Homes

See accompanying Notes to Financial Statements.

23        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2013 Unaudited

Assets
Investments, at value (cost $180,024,965)—see accompanying statement of investments	$157,424,644

Cash	53,428

Receivables and other assets:
Investments sold (including $70,500 sold on a when-issued or delayed delivery basis)	2,246,191
Interest	2,195,329
Shares of beneficial interest sold	180,723
Other	30,177

Total assets	162,130,492

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 6)	15,600,000
Payable for short-term floating rate notes issued (See Note 1)	14,270,000
Investments purchased (including $1,003,750 purchased on a when-issued or delayed delivery basis)	1,006,132
Shares of beneficial interest redeemed	494,329
Dividends	139,180
Distribution and service plan fees	24,876
Transfer and shareholder servicing agent fees	10,093
Trustees’ compensation	5,302
Interest expense on borrowings	1,646
Other	28,638

Total liabilities	31,580,196

Net Assets	$130,550,296

Composition of Net Assets
Par value of shares of beneficial interest	$15,603

Additional paid-in capital	153,690,372

Accumulated net investment income	3,957,606

Accumulated net realized loss on investments	(4,512,964)

Net unrealized depreciation on investments	(22,600,321)

Net Assets	$130,550,296

24        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $78,725,262 and 9,401,818 shares of beneficial interest outstanding)	$8.37
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.79

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,483,122 and 895,585 shares of beneficial interest outstanding)	$8.36

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,402,344 and 3,999,387 shares of beneficial interest outstanding)	$8.35

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,939,568 and 1,306,688 shares of beneficial interest outstanding)	$8.37

See accompanying Notes to Financial Statements

25        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2013 Unaudited

Investment Income
Interest	$6,170,868

Expenses
Management fees	453,412

Distribution and service plan fees:
Class A	123,108
Class B	43,700
Class C	208,951

Transfer and shareholder servicing agent fees:
Class A	29,810
Class B	3,734
Class C	15,350
Class Y	5,307

Shareholder communications:
Class A	13,917
Class B	2,281
Class C	7,238
Class Y	2,369

Borrowing fees	58,761

Interest expense on borrowings	5,293

Interest expense and fees on short-term floating rate notes issued (See Note 1)	4,039

Trustees’ compensation	1,441

Custodian fees and expenses	675

Other	27,342

Total expenses	1,006,728
Less waivers and reimbursements of expenses	(98,780)

Net expenses	907,948

Net Investment Income	5,262,920

Realized and Unrealized Gain (Loss)
Net realized gain on investments	225,105

Net change in unrealized appreciation/depreciation on investments	(27,297,747)

Net Decrease in Net Assets Resulting from Operations	$ (21,809,722)

See accompanying Notes to Financial Statements.

26        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 28, 2013[1]

Operations
Net investment income	$5,262,920	$9,344,231

Net realized gain	225,105	1,076,050

Net change in unrealized appreciation/depreciation	(27,297,747)	2,008,346

Net increase (decrease) in net assets resulting from operations	(21,809,722)	12,428,627

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,720,905)	(5,566,354)
Class B	(208,575)	(466,041)
Class C	(993,995)	(1,997,149)
Class Y	(414,819)	(774,143)

	(4,338,294)	(8,803,687)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(17,236,159)	20,735,498
Class B	(783,851)	404,167
Class C	(6,499,686)	11,301,361
Class Y	(3,947,941)	7,850,893

	(28,467,637)	40,291,919

Net Assets
Total increase (decrease)	(54,615,653)	43,916,859

Beginning of period	185,165,949	141,249,090

End of period (including accumulated net investment income of $3,957,606 and $3,032,980, respectively)	$130,550,296	$185,165,949

1. March 28, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

27        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended September 30, 2013 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$ (21,809,722)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(34,038,493)
Proceeds from disposition of investment securities	65,361,694
Short-term investment securities, net	(10,384,483)
Discount accretion	(1,745,271)
Net realized gain on investments	(225,105)
Net change in unrealized appreciation/depreciation on investments	27,297,747
Change in assets:
Increase in other assets	(3,236)
Decrease in interest receivable	409,331
Increase in receivable for securities sold	(2,241,191)
Change in liabilities:
Decrease in other liabilities	(28,383)
Decrease in payable for securities purchased	(18,928)

Net cash provided by operating activities	22,573,960

Cash Flows from Financing Activities
Proceeds from borrowings	56,500,000
Payments on borrowings	(41,400,000)
Payments on short-term floating rate notes issued	(5,510,000)
Proceeds from shares sold	14,343,227
Payments on shares redeemed	(46,347,401)
Cash distributions paid	(623,545)

Net cash used in financing activities	(23,037,719)

Net decrease in cash	(463,759)

Cash, beginning balance	517,187

Cash, ending balance	$53,428

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $3,711,133.

Cash paid for interest on borrowings—$3,680.

Cash paid for interest on short-term floating rate notes issued—$4,039.

28        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 28 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.84	$9.57	$8.38	$9.40	$7.23	$10.20

Income (loss) from investment operations:
Net investment income[2]	0.30	0.57	0.63	0.68	0.77	0.64
Net realized and unrealized gain (loss)	(1.52)	0.24	1.17	(1.08)	2.02	(2.99)

Total from investment operations	(1.22)	0.81	1.80	(0.40)	2.79	(2.35)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.54)	(0.61)	(0.62)	(0.62)	(0.62)

Net asset value, end of period	$8.37	$9.84	$9.57	$8.38	$9.40	$7.23

Total Return, at Net Asset Value[3]	(12.50)%	8.54%	21.97%	(4.54)%	39.56%	(23.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,725	$111,710	$88,673	$67,435	$61,891	$24,132

Average net assets (in thousands)	$98,948	$102,747	$76,772	$70,784	$44,416	$21,874

Ratios to average net assets:[4]
Net investment income	6.62%	5.74%	6.90%	7.37%	8.68%	7.47%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.92%	0.89%	0.91%	0.95%	0.98%	1.10%
Interest and fees from borrowings	0.08%	0.05%	0.07%	0.08%	0.14%	0.78%
Interest and fees on short-term floating rate notes issued[5]	0.00%[6]	0.10%	0.14%	0.17%	0.11%	0.21%

Total expenses	1.00%	1.04%	1.12%	1.20%	1.23%	2.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	0.88%	0.95%	1.01%	1.05%	1.02%	1.01%

Portfolio turnover rate	20%	16%	25%	15%	9%	41%

29        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Less than 0.005%.

7. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expense after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

See accompanying Notes to Financial Statements.

30        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Class B	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.82	$9.56	$8.37	$9.39	$7.22	$10.19

Income (loss) from investment operations:
Net investment income[2]	0.27	0.49	0.56	0.60	0.70	0.57
Net realized and unrealized gain (loss)	(1.51)	0.24	1.17	(1.06)	2.03	(2.99)

Total from investment operations	(1.24)	0.73	1.73	(0.46)	2.73	(2.42)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.47)	(0.54)	(0.56)	(0.56)	(0.55)

Net asset value, end of period	$8.36	$9.82	$9.56	$8.37	$9.39	$7.22

Total Return, at Net Asset Value[3]	(12.76)%	7.64%	21.09%	(5.25)%	38.57%	(24.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,483	$9,659	$8,999	$7,020	$6,695	$1,339

Average net assets (in thousands)	$8,731	$9,914	$7,945	$7,145	$4,482	$876

Ratios to average net assets:[4]
Net investment income	5.90%	5.00%	6.16%	6.61%	7.84%	6.82%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.72%	1.69%	1.71%	1.75%	1.82%	2.01%
Interest and fees from borrowings	0.08%	0.05%	0.07%	0.08%	0.14%	0.78%
Interest and fees on short-term floating rate notes issued[5]	0.00%[6]	0.10%	0.14%	0.17%	0.11%	0.21%

Total expenses	1.80%	1.84%	1.92%	2.00%	2.07%	3.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.63%	1.70%	1.76%	1.80%	1.78%	1.76%

Portfolio turnover rate	20%	16%	25%	15%	9%	41%

31        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Less than 0.005%.

7. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expense after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

See accompanying Notes to Financial Statements.

32        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Class C	Six Months Ended September 30, 2013 (Unaudited)		Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.81		$9.55	$8.36	$9.38	$7.21	$10.18

Income (loss) from investment operations:
Net investment income[2]	0.27		0.49	0.56	0.61	0.70	0.58
Net realized and unrealized gain (loss)	(1.51)		0.23	1.17	(1.08)	2.03	(3.00)

Total from investment operations	(1.24)		0.72	1.73	(0.47)	2.73	(2.42)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)		(0.46)	(0.54)	(0.55)	(0.56)	(0.55)

Net asset value, end of period	$8.35		$9.81	$9.55	$8.36	$9.38	$7.21

Total Return, at Net Asset Value[3]	(12.77)%		7.64%	21.12%	(5.26)%	38.63%	(24.34)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,402		$46,525	$34,338	$23,672	$21,603	$5,354

Average net assets (in thousands)	$41,612		$42,785	$27,508	$24,674	$13,828	$5,390

Ratios to average net assets:[4]
Net investment income	5.89%		4.98%	6.15%	6.69%	7.86%	6.63%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.70%		1.66%	1.68%	1.72%	1.77%	2.08%
Interest and fees from borrowings	0.08%		0.05%	0.07%	0.08%	0.14%	0.78%
Interest and fees on short-term floating rate notes issued[5]	0.00%	[6]	0.10%	0.14%	0.17%	0.11%	0.21%

Total expenses	1.78%		1.81%	1.89%	1.97%	2.02%	3.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.63%		1.70%	1.76%	1.80%	1.78%	1.76%

Portfolio turnover rate	20%		16%	25%	15%	9%	41%

33        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Less than 0.005%.

7. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expense after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

See accompanying Notes to Financial Statements.

34        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Class Y	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 28, 2013[1]	Period Ended March 30, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.84	$9.57	$8.87

Income (loss) from investment operations:
Net investment income[3]	0.31	0.58	0.45
Net realized and unrealized gain (loss)	(1.52)	0.24	0.65

Total from investment operations	(1.21)	0.82	1.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.55)	(0.40)

Net asset value, end of period	$8.37	$9.84	$9.57

Total Return, at Net Asset Value[4]	(12.44)%	8.67%	12.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,940	$17,272	$9,239

Average net assets (in thousands)	$14,808	$14,125	$3,047

Ratios to average net assets:[5]
Net investment income	6.69%	5.83%	7.13%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.69%	0.68%	0.65%
Interest and fees from borrowings	0.08%	0.05%	0.05%
Interest and fees on short-term floating rate notes issued[6]	0.00%[7]	0.10%	0.14%

Total expenses	0.77%	0.83%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.83%	0.84%

Portfolio turnover rate	20%	16%	25%

35        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

7. Less than 0.005%.

See accompanying Notes to Financial Statements.

36        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2013 Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester Virginia Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current interest income exempt from federal and Virginia state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the

37        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate

38        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond. The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

39        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2013, the Fund’s maximum exposure under such agreements is estimated at $14,270,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At September 30, 2013, municipal bond holdings with a value of $18,804,522 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $14,270,000 in short-term floating rate securities issued and outstanding at that date.

At September 30, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$2,755,000	Fairfax County, VA IDA ROLs[3]	20.324%	5/15/35	$3,454,522
2,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	21.059	8/1/57	1,080,000

				$4,534,522

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

40        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $14,270,000 or 8.80% of its total assets as of September 30, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$1,003,750
Sold securities	70,500

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

41        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended March 28, 2013, the Fund utilized $4,698,095 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended March 28, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$82,097
2017	1,430,791
2018	2,507,487
No expiration	677,720

Total	$4,698,095

As of September 30, 2013, it is estimated that the capital loss carryforwards would be $4,020,375 expiring by 2018 and $452,615 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended September 30, 2013, it is estimated that the Fund will utilize $225,105 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

42        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$165,430,357[1]

Gross unrealized appreciation	$4,339,268
Gross unrealized depreciation	(26,947,692)

Net unrealized depreciation	$(22,608,424)

1. The Federal tax cost of securities does not include cost of $14,602,711, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended September 30, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$ 53
Payments Made to Retired Trustees	—
Accumulated Liability as of September 30, 2013	1,286

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

43        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

44        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

45        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

46        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
District of Colombia	$—	$12,355,116	$—	$12,355,116
Virginia	—	82,390,585	—	82,390,585
U.S. Possessions	—	62,678,943	—	62,678,943

Total Investments, at Value	$—	$157,424,644	$—	$157,424,644

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

47        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended September 30, 2013		Year Ended March 28, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	855,755	$8,091,755	3,636,355	$36,026,224
Dividends and/or distributions reinvested	264,215	2,400,829	494,428	4,905,888
Redeemed	(3,071,879)	(27,728,743)	(2,038,426)	(20,196,614)

Net increase (decrease)	(1,951,909)	$(17,236,159)	2,092,357	$20,735,498

Class B
Sold	12,497	$109,076	88,311	$863,044
Dividends and/or distributions reinvested	20,761	187,555	42,369	419,473
Redeemed	(121,481)	(1,080,482)	(88,626)	(878,350)

Net increase (decrease)	(88,223)	$(783,851)	42,054	$404,167

Class C
Sold	329,806	$3,027,492	1,772,418	$17,500,269
Dividends and/or distributions reinvested	86,320	781,071	158,700	1,571,478
Redeemed	(1,157,774)	(10,308,249)	(785,449)	(7,770,386)

Net increase (decrease)	(741,648)	$(6,499,686)	1,145,669	$11,301,361

Class Y
Sold	328,014	$3,016,783	1,111,913	$11,052,222
Dividends and/or distributions reinvested	37,486	341,678	61,849	614,276
Redeemed	(814,400)	(7,306,402)	(383,158)	(3,815,605)

Net increase (decrease)	(448,900)	$(3,947,941)	790,604	$7,850,893

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended September 30, 2013 were as follows:

	Purchases	Sales

Investment securities	$34,038,493	$65,361,694

48        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

49        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class B	$157,608
Class C	453,163

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

September 30, 2013	$31,315	$11,930	$4,115	$6,517

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the six months ended September 30, 2013, the Manager reimbursed $60,744, $7,521, $30,513 and $2 for Class A, Class B, Class C and Class Y shares, respectively.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

50        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates 0.1657% as of September 30, 2013. The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended September 30, 2013 equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

51        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Borrowing (Continued)

As of September 30, 2013, the Fund had borrowings outstanding at an interest rate of 0.1657%. Details of the borrowings for the six months ended September 30, 2013 are as follows:

Average Daily Loan Balance	$5,997,814
Average Daily Interest Rate	0.175%
Fees Paid	$26,658
Interest Paid	$3,680

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended September 30, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or

52        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

7. Reverse Repurchase Agreements (Continued)

fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended September 30, 2013.

Details of reverse repurchase agreement transactions for the six months ended September 30, 2013 are as follows:

Fees Paid	$14,985

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties – including the Fund – in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed

53        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and A(iii) AArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

54        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

55        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail muni single state long funds. The Board noted that the Fund’s one-year and three-year performance was better than its category median although its five-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni single state long funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest and fees from borrowing, interest and related expenses from inverse floaters, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.80% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of prospectus. The Board noted that the Fund’s total expenses were equal to its peer group median and higher than its category median. The Fund’s contractual management fees were higher than its peer group median and category median.

56        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

57        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

SPECIAL SHAREHOLDER MEETINGS Unaudited

On June 21, 2013, a first shareholder meeting of Oppenheimer Rochester Virginia Municipal Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1) as described in the Fund’s proxy statement dated April 12, 2013 (the “Proxy Statement”). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	16,579,497	360,960
David K. Downes	16,612,140	328,318
Matthew P. Fink	16,579,156	361,302
Edmund Giambastiani, Jr.	16,592,073	348,384
Phillip A. Griffiths	16,612,140	328,318
Mary F. Miller	16,583,069	357,388
Joel W. Motley	16,618,681	321,776
Joanne Pace	16,630,195	310,262
Mary Ann Tynan	16,618,681	321,776
Joseph M. Wikler	16,624,434	316,024
Peter I. Wold	16,639,371	301,086
William F. Glavin, Jr.	16,639,371	301,086

On August 2, 2013, following an adjournment from a second shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
8,137,291	318,582	1,580,361

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
8,073,249	384,028	1,578,958

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
8,107,192	344,576	1,584,466

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
8,095,047	333,490	1,607,699

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
8,103,569	355,020	1,577,647

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
8,090,948	374,463	1,570,825

58        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

2h: Proposal to revise the fundamental policy relating to tax-free securities

For	Against	Abstain
8,100,391	356,558	1,579,289

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
7,523,708	897,212	1,615,315

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
8,107,744	355,741	1,572,750

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
8,193,121	272,394	1,570,719

59        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

60        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Mary Ann Tynan, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard A. Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 Oppenheimer Funds, Inc. All rights reserved.

61        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

62        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

63        OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0576.001.0913 November 22, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Virginia Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/11/2013